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Exhibit (a)(10)

FORM OF ACCEPTANCE TO OPTIONEES ELECTING
TO PARTICIPATE IN THE OFFER TO EXCHANGE

TO    [OPTION HOLDER]

This acceptance confirms that on December    , 2002, Microvision, Inc. cancelled options to purchase a total of [NUMBER] shares, as set forth below, which you submitted for exchange under your Option Exchange Election Form. Microvision, Inc. will grant you new options to purchase a total of [NUMBER] shares, with the terms and conditions described in the Offer to Exchange, distributed on November 1, 2002, as amended, subject to your continued employment at Microvision, Inc. or Lumera Corporation and the other terms set forth in the Offer to Exchange.

If you have any questions about this confirmation, please contact the Options Desk at (425) 415-6755 or 6629.

Grant Number	Grant Date	Vest Date	Exercise Price	Total Number of Options Eligible	Number of Options to Cancel

Thank you,

Options Desk

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FORM OF ACCEPTANCE TO OPTIONEES ELECTING TO PARTICIPATE IN THE OFFER TO EXCHANGE